UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 11, 2026

UPSTREAM BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42366	38-4187694
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

890 Winter Street Suite 200
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (781) 208-2466

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	UPB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On February 11, 2026, Upstream Bio, Inc. (the “Company”) issued a press release titled “Upstream Bio Reports Positive Top-Line Results from the Phase 2 VALIANT Trial of Verekitug for the Treatment of Severe Asthma.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On February 11, 2026, the Company announced positive top-line data from the Phase 2 global, randomized, double-blind, placebo-controlled, dose-ranging, parallel group VALIANT clinical trial (NCT06196879) that evaluated the safety and efficacy of verekitug for up to 60 weeks, with a minimum of 24 weeks of treatment, in 478 adults with severe asthma. Participants were randomized into one of four groups, receiving either 100 mg of verekitug every 24 weeks (“q24w”), 400 mg of verekitug q24w, 100 mg of verekitug every 12 weeks (“q12w”), or placebo administered subcutaneously. The primary endpoint was a reduction of the annualized asthma exacerbation rate (“AAER”). Secondary endpoints included changes in air exhalation, nitric oxide exhalation, and a patient-reported assessment of asthma control, though these endpoints were not designed with sufficient power to detect statistically significant effects.

The trial met its primary endpoint of a statistically significant and clinically meaningful reduction in AAER with both q12w and q24w dosing, with verekitug demonstrating a reduction in AAER of 56% (p<0.0003) when dosed at 100 mg q12w and 39% (p<0.02) when dosed at 400 mg q24w, as compared with placebo.

Placebo-adjusted improvement in lung function, as measured by the forced expiratory volume in one second (“FEV1”), was 122 mL at week 60 with verekitug 100 mg q12w, and 139 mL at week 60 with 400 mg q24w. At week 60, verekitug also suppressed exhaled nitric oxide (“FeNO”) compared to placebo by 20.4 ppb (p<0.0003) when dosed at 100 mg q12w, and by 26.3 ppb (p<0.0001) when dosed at 400 mg q24w. These data represented a mean 43.5% (p=0.03) reduction from baseline in the 100 mg q12w group and a mean 44.9% (p=0.03) reduction from baseline in the 400mg q24w group. A third low-dose treatment group, 100 mg q24w, demonstrated a statistically significant effect on AAER, but did not provide consistent improvements in other endpoints.

Additional pre-specified analyses of secondary outcomes at week 24 revealed statistically significant placebo-adjusted improvements compared to baseline in both FEV1 and FeNO with the 100 mg q12w and 400 mg q24w dose regimens.

Verekitug was generally well tolerated across all active doses, demonstrating a favorable safety profile consistent with previous studies.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “predict,” “project,” “seeks,” “should,” “target,” “will” and variations of these words or similar expressions. Any statements in this Current Report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements include, without limitation, express or implied statements regarding the clinical development of verekitug for the treatment of severe asthma; expectations for future discussions with regulatory authorities and the potential of the endpoints of the Company’s clinical trials to produce data that could support submissions for product approval; and expectations regarding the differentiation, safety, efficacy, tolerability, or extended dosing interval of verekitug.

Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: the Company’s ability to advance verekitug through clinical development, and to obtain regulatory approval of and ultimately commercialize verekitug on the expected timeline, if at all; the initiation, timing, progress and results of clinical trials; the Company’s ability to fund its development activities and achieve development goals; the Company’s dependence on third parties to conduct clinical trials and manufacture verekitug, and commercialize verekitug, if approved; the Company’s ability to attract, hire and retain key personnel, and protect its intellectual property; the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize verekitug, if approved; regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; the Company’s competitors and industry; and other risks and uncertainties described in greater detail under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 and its Current Reports on Form 8-K, as applicable. Any forward-looking statements in this Current Report on Form 8-K represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation or undertaking to update any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based except to the extent required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Upstream Bio, Inc. on February 11, 2026, furnished herewith.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Upstream Bio, Inc.

Date: February 11, 2026	By:	/s/ E. Rand Sutherland
E. Rand Sutherland, M.D. Chief Executive Officer